UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CREDO PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

CREDO Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-8877	84-0772991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Broadway, Suite 900 Denver, Colorado

(Address of principal executive offices)

80202

(Zip Code)

Registrant’s telephone number, including area code:  (303) 297-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On September 14, 2012, CREDO Petroleum Corporation (“CREDO”) signed a memorandum of understanding to settle the previously disclosed consolidated shareholder class action lawsuit captioned In re Credo Petroleum Corporation Shareholder Litigation, Consolidated C.A. No. 7641-VCP pending in the Delaware Court of Chancery (the “Merger Litigation”). The Merger Litigation relates to the Agreement and Plan of Merger, dated as of June 3, 2012, by and among Forestar Group Inc. (“Forestar”), Longhorn Acquisition Inc., a wholly owned subsidiary of Forestar, and CREDO.  On September 14, 2012, CREDO issued a press release announcing the settlement of the Merger Litigation. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)              Exhibits

99.1                      Press Release of CREDO Petroleum Corporation, dated as of September 14, 2012, announcing settlement of the Merger Litigation.

Forward Looking Statements

Statements made in this Form 8-K and the exhibit furnished herewith that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. The Company cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of the Company and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the Company’s stockholder approval; or the failure to satisfy other conditions to completion of the merger. The Company’s business could be materially adversely affected and the trading price of the Company’s common stock could decline if these risks and uncertainties develop into actual events. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect the Company’s business and future financial results is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended October 31, 2011.

Additional Information and Where to Find It

CREDO has filed with the SEC a definitive proxy statement and other relevant materials in connection with the proposed acquisition of CREDO by Forestar.  The definitive proxy statement has been mailed to CREDO shareholders.  Before making any voting or investment decisions with respect to the transaction, investors and security holders of CREDO are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction and CREDO.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov or by directing a request to CREDO Petroleum Corporation, 1801 Broadway, Suite 900 Denver, Colorado 80202.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2012

CREDO PETROLEUM CORPORATION
(Registrant)

By:	/s/ Brian C. Mazeski
Brian C. Mazeski
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of CREDO Petroleum Corporation, dated as of September 14, 2012, announcing settlement of the Merger Litigation.

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Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

CREDO PETROLEUM ANNOUNCES AGREEMENT
TO SETTLE MERGER LITIGATION

DENVER, COLORADO, September 14, 2012 — Credo Petroleum Corporation (NASDAQ: CRED), an independent oil and gas company headquartered in Denver, Colorado, with significant assets in the North Dakota Bakken and Three Forks, Kansas, Nebraska, the Texas Panhandle and Oklahoma, announced today that it has signed a memorandum of understanding to settle the previously disclosed consolidated shareholder class action lawsuit captioned In re Credo Petroleum Corporation Shareholder Litigation, Consolidated C.A. No. 7641-VCP pending in the Delaware Court of Chancery (the “Merger Litigation”). The Merger Litigation relates to the Agreement and Plan of Merger, dated as of June 3, 2012, by and among Forestar Group Inc. (“Forestar”), Longhorn Acquisition Inc., a wholly owned subsidiary of Forestar, and CREDO Petroleum Corporation (“CREDO”).

CREDO agreed to the settlement solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing. CREDO denies all liability with respect to the facts and claims alleged in the Merger Litigation and specifically denies that any breach of fiduciary duty occurred, or that any further disclosure is required to supplement the Proxy Statement under any applicable rule, statute, regulation or law.

The settlement provides, among other things, that the parties will seek to enter into a stipulation of settlement which provides for the conditional certification of the Merger Litigation as a non opt-out class action pursuant to Court of Chancery Rule 23 on behalf of a class consisting of all record and beneficial owners of CREDO common stock during the period beginning on June 3, 2012, through the date of the consummation of the proposed merger, including any and all of their respective successors in interest, predecessors, representatives, and the release of all asserted claims. The asserted claims will not be released until such stipulation of settlement is approved by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation. The settlement will not affect the merger consideration to be received by CREDO stockholders or the timing of the special meeting of CREDO stockholders scheduled for September 25, 2012.

Additionally, as part of the settlement, CREDO has agreed to make certain additional disclosures related to the proposed merger, which are set forth below. The additional disclosures supplement the disclosure contained in the proxy statement filed by CREDO with the Securities and Exchange Commission (“SEC”) on August 10, 2012 (the “Proxy Statement”), and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. Nothing in this press release or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The following disclosure replaces the first paragraph on page 25 of the Proxy Statement under the caption “Specific Transaction Events”:

On April 18, 2011, Mr. Huffman received an unsolicited telephone call from Mr. Flavious Smith, Executive Vice President—Mineral Resources of Forestar, inquiring as to whether the Company would be interested in a strategic transaction with Forestar. Mr. Huffman had a longstanding business relationship with Mr. Flavious Smith dating back to the mid-1980s. Mr. Huffman had previously been introduced to Mr. Flavious Smith by another employee of the Company in the mid-1980’s prior to Mr. Flavious Smith’s employment with Forestar, and from time to time thereafter, Mr. Huffman and Mr. Flavious Smith attended the same industry conferences.  Mr. Huffman and Mr. Flavious Smith did not have substantive contact with one another until Mr. Flavious Smith’s call to Mr. Huffman on April 18, 2011.  Mr. Huffman informed Mr. Flavious Smith that the Board was open to considering strategic options that would create value for its stockholders. Mr. Huffman subsequently informed Marlis E. Smith, the Company’s then Chief Executive Officer, of the conversations with Mr. Flavious Smith and had telephone conversations with other members of the Board regarding Forestar’s interest in the Company.

The following disclosure replaces the first paragraph on page 29 under the caption “Specific Transaction Events”:

At an April 5, 2012 Board meeting in Denver, Messrs. DeCosmo and Flavious Smith made a presentation about Forestar, including operational information regarding a combination of Forestar and the Company. Forestar’s verbal indication of price at that time was $14.50 per share, subject to due diligence, in a 50% cash and 50% stock transaction. Forestar also presented a 60-day exclusivity agreement covering a proposed period during which due diligence would be conducted. Forestar indicated that given the significant time and expense that it expected to expend in conducting its due diligence review of the Company, that some period of exclusivity was reasonable. After the representatives of Forestar left the meeting, the Board authorized Mr. Huffman to continue merger discussions with Forestar, to obtain a formal indication of interest outlining Forestar’s proposal, and to enter into an exclusivity agreement for due diligence purposes. The Board concluded that Forestar’s stated reasons for requesting some period of exclusivity were reasonable, especially when taken together with the $14.50 indication of price and the fact that there were no active discussions with other potentially interested parties at such time.  Mr. Huffman indicated that he would attempt to negotiate a shorter exclusivity period prior to executing any agreement with Forestar.

The following disclosure replaces the sixth paragraph on page 29 under the caption “Specific Transaction Events”:

Between April 12, 2012 and April 16, 2012, the Company received revised indication of interest letters executed by Forestar proposing the same transaction consideration and acknowledging the Company’s request, given the proposed issuance of Forestar stock to the Company’s stockholders, for Forestar to appoint one member of the Company’s Board to Forestar’s board of directors following consummation of the proposed transaction. Once subsequent negotiations between the parties resulted in modifying the proposed transaction consideration to cash only, there were no additional discussions regarding the appointment of a Company director to Forestar’s board of directors.  No provisions providing for any such appointment were included in the Merger Agreement nor is there any other agreement or understanding between the parties relating to the appointment of any member of the Company’s Board to Forestar’s board of directors.

The following disclosure replaces the first paragraph on page 35 under the caption “Financial Forecasts”:

During the course of the discussions that led to the issuance of the fairness opinions discussed under “—Opinion of Northland Capital Markets to the Company’s Board of Directors” and “—Opinion of Houlihan Lokey Financial Advisors, Inc. to the Company’s Board of Directors”, the Company’s management provided certain unaudited prospective financial information regarding the Company’s future performance that was not publicly available. The information provided included management’s projections of the financial performance for the Company for the remaining portion of fiscal year ending October 31, 2012 (without regard to the impact on the Company of the Merger). These projections only cover fiscal year 2012 because, consistent with past practice, the Company did not prepare such projections for periods beyond fiscal 2012.  The Company prepared partial estimates of cash flows for 2013 which did not include any projections for wells to be drilled in 2013 or estimates of the revenues or expenses expected to be paid or received on those wells.  As of October 18, 2011, the Company estimated cash flows for 2012 to be ($10,887,000) and estimated partial cash flows for 2013, which did not take into consideration wells expected to be drilled in 2013 and the net cash flow related to those wells, to be $15,406,000.  These 2013 estimates were not provided to, and not utilized by, Northland Capital or Houlihan Lokey in conducting their analysis of the Merger, were not provided to Forestar or any potential buyers of the Company, and were not considered by the Board in its evaluation of the Merger. These estimated cash flows for 2012 and partial estimated cash flows for 2013 were provided to the Board as part of the Board materials considered at the October 27, 2011 board meeting.  It is the Company’s standard business practice not to prepare longer term projections because of the volatility of oil and natural gas prices, the difficulty of predicting and estimating such prices for future periods, and the difficulty in estimating the success or failure of certain drilling projects.  In addition, for non-operated wells, it is difficult for the Company to estimate when wells will be drilled and completed, the cost of the wells and the timing of drilling and completion activities.  The Company believes that given the nature of these uncertainties, making such projections beyond the current fiscal year are inherently imprecise.

The following disclosure was added as a new paragraph below the last paragraph on page 38 under the caption “Overview”:

The Company engaged Northland Capital Markets primarily because of Northland Capital Markets’ oil and gas expertise and familiarity with the Company’s assets and operations.  The Company engaged Houlihan Lokey primarily because of Houlihan Lokey’s extensive experience in analyzing the financial fairness of a transaction and its strong reputation for valuation analysis.  In consultation with the Company’s outside legal counsel, management and members of the Board concluded that obtaining fairness opinions from two different firms with varying expertise and experience would provide the Company and its stockholders with a more comprehensive analysis of the transaction and the fairness, from a financial point of view, of the merger consideration offered by Forestar.

About Credo Petroleum

Credo Petroleum Corporation is an independent oil and gas exploration, development and production company based in Denver, Colorado.  The Company has significant operations in the Williston Basin of North Dakota, Kansas, Nebraska, the Anadarko Basin of the Texas Panhandle and northwest Oklahoma, and in southern Oklahoma.  Credo uses advanced technologies to systematically explore for oil and gas and, through its patented Calliope Gas Recovery System, to recover additional reserves from largely depleted gas reservoirs.  For more information, please visit our website at www.credopetroleum.com or contact us at 303-297-2200.

Safe Harbor for Forward-Looking Statements

Statements made in this press release that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. The Company cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of the Company and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the Company’s stockholder approval; or the failure to satisfy other conditions to completion of the merger. The Company’s business could be materially adversely affected and the trading price of the Company’s common stock could decline if these risks and uncertainties develop into actual events. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect the Company’s business and future financial results is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended October 31, 2011.

Contact:	Michael D. Davis
Chief Executive Officer (Interim)
or
Brian C. Mazeski
Chief Accounting Officer
303-297-2200

Website:	www.credopetroleum.com

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